EXHIBIT (16)



                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                               POWER OF ATTORNEY


         FIRST AMERICAN INVESTMENT FUNDS, INC., a Maryland corporation (the "Corporation"), and each of its undersigned officers and directors hereby appoints Jeffery M. Wilson, Robert H. Nelson and Christopher O. Petersen (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her name, place and stead in any and all capacities, to make execute and sign the Corporation's Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Corporation, said Registration Statement, any such amendment, and any and all subsequent supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Corporation and the undersigned officers and directors itself/themselves might or could do.

         IN WITNESS WHEREOF, First American Investment Funds has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and directors have hereunto set their hands and seals at Minneapolis, Minnesota this Fourth Day of December, 2002.


                                           First American Investment Funds, Inc.

                                           By: /s/ Thomas S. Schreier, Jr.
                                               ---------------------------------
                                                   Thomas S. Schreier, Jr.
                                                   President


[SEAL]
ATTEST:




/s/ James D. Alt
----------------
James D. Alt
Secretary

Signature


/s/ John M. Murphy, Jr.                            /s/ Roger A. Gibson
------------------------------                     -----------------------------
John M. Murphy, Jr.                                Roger A. Gibson
Director                                           Director


/s/ Andrew M. Hunter III                           /s/ Leonard W. Kedrowski
------------------------------                     -----------------------------
Andrew M. Hunter III                               Leonard W. Kedrowski
Director                                           Director


/s/ Richard K. Riederer                            /s/ Joseph D. Strauss
------------------------------                     -----------------------------
Richard K. Riederer                                Joseph D. Strauss
Director                                           Director


/s/ Virginia L. Stringer                           /s/ James M. Wade
------------------------------                     -----------------------------
Virginia L. Stringer                               James M. Wade
Director                                           Director